EXHIBIT 32.1

Certification by the Chief Executive Officer Pursuant to 18 U. S. C. Section 1350, as Adopted

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

I, R. Lawrence Montgomery, Chairman and Chief Executive Officer of Kohl’s Corporation (the “Company”), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that, to my knowledge, on the date of this Certification:

1.	This Annual Report on Form 10-K of the Company for the annual period ended February 3, 2007 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and

2.	That the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: March 23, 2007

/s/ R. Lawrence Montgomery
R. Lawrence Montgomery
Chairman, Chief Executive Officer